                                                                   EXHIBIT 10.21


              GREATER CAPITAL AREA ASSOCIATION OF REALTORS(R), INC.

                    SHORT FORM COMMERICAL AND APARTMENT HOUSE
                         REAL ESTATE PURCHASE AGREEMENT

                                Date of Offer:  July 27, 1999

     THIS PURCHASE AGREEMENT ("Agreement") is made and entered into by and between United Therapeutics Corp. ("Purchaser"), and 1106 Spring Street Associates ("Seller").

     The parties hereto are desirous of entering into an agreement relating to the sale by Seller to Purchaser of certain property. In consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

     1. DEPOSIT: DESCRIPTION OF PROPERTY. Hanes Realty, Inc. ("Agent") has received from Purchaser a deposit ("Deposit") wire transfer (by check, by cash, by note) of Seventy-Five Thousand Dollars ($75,000.00) to be applied as part payment of the Purchase Price of the real property legally described as Lot P4, Square Blk "A" with improvements thereon known by street address as 1106 Spring Street, Silver Spring, Maryland 20910 a three story and basement office/medical building in J.C. Wilson estates in Montgomery County together with the easements, rights, privileges and appurtenances belonging to the same, and including all of the furniture, fixtures, furnishings, machinery, equipment and (see addendum) (the "Personal Property") owned by Seller situated on or about said property (said real and personal property being collectively referred to herein as the "Property"). Seller agrees to sell and convey to Purchaser, and Purchaser agrees to buy from Seller, the Property, upon the terms and conditions herein set forth.

     2. PURCHASE PRICE. The purchase price ("Purchase Price") of the Property is One Million, Five Hundred and Forty Thousand dollars ($1,540,000.00). If the Property shall be encumbered by a mortgage or a deed of trust which Purchaser is to assume or take title subject to and if any regular payments on account of the principal thereof shall be made by the Seller between the date of this Agreement and the date of settlement, the aggregate amount of any such principal payments shall be DNA (paid to Seller by Purchaser at settlement in addition to the amount set forth in paragraph 3(a) hereof; added to the principal amount of the DNA Deed of Trust provided for below.)

     3. PAYMENT OF PURCHASE PRICE. [FINANCING CONTINGENCY (IF ANY) AND ADDITIONAL OR ALTERNATIVE FINANCING TERMS (IF ANY) ARE ADDED BY ADDENDUM
     YES    XX  NO]
-----     -----

The Purchaser agrees:

     To pay One Million, Five Hundred and Forty Thousand Dollars ($1,540,000.00) cash on the date of settlement, of which the Deposit shall be a part.

     4. TITLE. The Property is sold free of encumbrance except as aforesaid and except for the rights of tenants in possession; title is to be good of record and marketable, subject, however, to covenants, rights of way, easements, conditions and restrictions of record, if any, otherwise, said Deposit is to be returned and this Agreement declared void at the option of the Purchaser, unless the defects are of such character that they may be readily remedied by legal action or the Purchaser fails to object as provided below. The Seller and Agent are hereby expressly released from all liability for damages by reason of any defect in unmarketability of the title. In case legal steps are necessary to perfect the title, such action must be taken by the Seller promptly at his own expense, whereupon the time herein specified for full settlement by the Purchaser will thereby be extended for period necessary for such perfecting of title. Purchaser hereby authorizes Agent to order the examination of title from _________ ("Title Company") a survey (if required), and the preparation of all necessary conveyancing papers, at Purchaser's expense; provided, however, that if upon examination the title should be found defective or unmarketable, and is not remedied as aforesaid, the Seller hereby agrees to pay the cost of the examination of the title and also to pay the Agent herein the commission hereinafter provide for just as though the sale had actually been consummated and the parties had complied with all the terms of this Agreement. All claims of defect in or unmarketability of title by Purchaser shall be delivered by Purchaser to Seller within fifteen (15 days) of issuance of the title report and shall be deemed waived if not so delivered. Issuance by a title insurance company of a title insurance commitment naming Purchaser as the proposed insured for an owners' policy of title insurance on American Land title Association standard form of owners' marketability policy (ALTA Form B-1970, as from time to time amended), conforming to the requirements of this Agreement, shall be conclusive evidence of marketability of title.

     5. DEED. Seller agrees to execute and deliver at settlement a good and sufficient special warranty deed: or, if the Property is located in the Commonwealth of Virginia, seller agrees to execute and deliver at settlement a good and sufficient general warranty deed.

     6. ADJUSTMENTS. Rents, taxes, water rent, insurance and interest on existing encumbrances (if any), cost of fuel in storage tanks, salaries and accrued benefits of employees (if any), and operating charges (including, without limitation, utilities charges) are to be adjusted to the date of transfer. Rental security deposits, if any, plus any interest thereon shall be transferred to Purchaser at the time of settlement. Taxes, general and special, are to be adjusted according to the certificate of taxes as issued by the Collector of Taxes, except that assessments for improvements completed prior to the date hereof, whether assessment therefore has been levied or not, shall be paid the Seller or allowance made therefor at the time of transfer. If the Property is serviced by the Washington Suburban Sanitary Commission, annual benefit charges of said Commission are to be adjusted to date of transfer and assumed thereafter by Purchaser.

     7. CLOSING AND RECORDING COSTS. Examination of title (except as otherwise provided above), tax certificate, conveyancing, notary fees, survey if required, State revenue stamps, if any, and all recording charges, including those for purchase money trust, if any, are to be at the cost of the Purchaser. Transfer and recordation taxes shall be equally divided between Seller and Purchaser.

     8. SETTLEMENT: FORFEITURE OF DEPOSIT. On or before the 27th day of August, 1999, or as soon thereafter as (a) the report on the title can be secured if promptly ordered by the Purchaser, (b) an appointment for settlement can be arranged with the Title Company, (c) a survey procured, if one is necessary, and
(d) any and all contingencies herein set forth are satisfied, the Seller and Purchaser agree to and are required to make full settlement of said purchase in accordance with the terms hereof. At the settlement, in addition to all other documents required to be delivered by the provisions hereof (a) Seller shall deliver to Purchaser a bill of sale for the Personal Property, an assignment of such insurance policies on the Property as shall be assignable, all books and records pertaining to the operation of the Property, plans and specifications of the Property in Seller's possession, assignments of the leases described in paragraph 11 hereof, such certificates, permits and licenses with respect to the Property as shall be assignable, and DNA (additional items, if any); and (b) Purchaser shall deliver to Seller a promissory note an deed of trust, in a form reasonably satisfactory to Seller, for financing (if any) taken back by Seller in accordance with the terms hereof, a security agreement and financing statement secured by the Personal Property, and DNA (additional items if any). As of the settlement date (a) no part of the Property shall have been acquired, or shall be about to be acquired, by any governmental authority or agency in the exercise of its power of eminent domain or by private purchase in lieu thereof, nor shall there by any threat or imminence of any such acquisition or purchase; and (b) all representations and warranties as set forth in this Agreement shall be true and correct.

        If Purchaser shall fail to make full settlement in accordance herewith, the Deposit herein provided for may be forfeited as liquidated damages at the option of the Seller, in which event the Purchaser shall be relieved from further liability hereunder.

        If after breach by Purchaser, the Seller (a) elects to declare the Purchaser's Deposit forfeited under the provisions of this Agreement, in any such event, the Seller and Purchaser agree that Agent shall be paid by Seller, or shall retain from the Deposit (if then in escrow), one-half (1/2) of said Deposit as compensation for services rendered by Agent, said amount not to exceed the full commission as hereinafter provided. If Seller elects to declare the Deposit forfeited, the Purchaser agrees that the Agent may deliver the remaining one-half (1/2) of said Deposit to the Seller, to be retained as liquidated damages; and when the foregoing has been accomplished, the Purchaser and Seller hereby expressly relieve and release said Agent from any further liability or responsibility.

     9. PLACEMENT OF SETTLEMENT AND TITLE COMPANY. Settlement is to be made at the Title Company or other agency employed to examine the title. Deposit with the Title Company or such other agency of that part of the Purchase Price to be paid in case, the deed of conveyance for execution and such other papers as are required of either the Seller or Purchaser by the terms of this Agreement, within the time above provided for the consummation of this Agreement, shall be considered good and sufficient tender of performance by either of said parties of the terms hereof. IT IS UNDERSTOOD THAT THE PURCHASER HAS THE RIGHT TO NAME AND EMPLOY A PARTICULAR TITLE INSURANCE COMPANY, SETTLEMENT, OR ESCROW COMPANY OR TITLE ATTORNEY, WHICH HAS BEEN DESIGNATED BY PURCHASER AS SET FORTH IN PARAGRAPH 4 ABOVE.

    10. DISPOSITION OF DEPOSIT. The entire Deposit, receipt of which is hereby acknowledged, shall be held by Agent as escrow agent and deposited in an account in accordance with applicable law until settlement hereunder is made, or until disposition thereof is made pursuant to the terms of this Agreement. Agent shall have the right to disburse the Deposit to Purchaser or Seller and the interest earned thereon to Purchaser (a) at the settlement, or (b) otherwise as provided in this Agreement upon ten (10) days' written notice to the parties, provided, however, that Agent shall not have received any written objections to such disbursement within ten (10) days after receipt by Purchaser and Seller of said notice. The parties hereto hereby acknowledge that Agent shall have no liability to any party on account of Agent's failure to disburse the Deposit or interest thereon if a dispute shall have arisen with respect to the propriety of such disbursement; and, in the event of any dispute as to who is entitled to receive the Deposit or interest earned thereon, Agent shall have the right to retain the funds and disburse them in accordance with the final order of a court of competent jurisdiction, or to deposit such funds with said court pending a final decision of such controversy. The parties further agree that Agent shall not be liable for failure of any depository in which the Deposit is placed, and that Seller and Purchaser each will indemnify, defend and save harmless Agent from and against every claim, liability, cost, damage, loss and expense arising out of the disbursement of the Deposit or failure to disburse the Deposit by Agent, except in the case of Agent's gross negligence or willful misconduct.

    11. EXISTING TENANCY. The Property is sold and shall be conveyed subject to an existing tenancy or tenancies as follows: as listed in addendum. Without the prior written consent of Purchaser (which shall not be unreasonably withheld), Seller shall not (a) modify the terms or terminate any such tenancies, except for nonpayment of rent; or (b) enter into any new leases or tenancies with respect to the property.

    12. POSSESSION. Seller agrees to give possession of the Property at time of settlement, subject to the aforesaid existing tenancy or tenancies. If Seller shall fail so to do and occupies said Property, Seller shall be a DNA (tenant by sufferance, trespasser), and Seller agrees to pay Purchaser $DNA per week for use and occupancy, and hereby expressly waives all notice to quit, if any, provided by law.

    13. RESIDENTIAL TENANCIES. (This clause is inapplicable and of no further effect if the Property is not subject to residential tenancy.) Within DNA days following the Date of Agreement, Seller shall provide to any residential tenant, subtenant, lessee, sublessee, or other person entitled to the possession, occupancy or benefits of a rental unit in the Property or any group thereof (the "Tenants") and to any governmental entity such notice of the intended sale of the Property and of their rights, as shall be required by applicable law. It is expressly agreed that the obligations of Seller and Purchaser to make settlement hereunder are conditioned upon the right of the Tenants and/or such governmental entity to an opportunity to purchase the Property, as and if provided by the applicable law. The Seller hereby expressly reserves the right to sell the Property to the Tenants and/or such governmental entity on terms which comply with the applicable law. Upon settlement of the sale of the Property to the Tenants, and/or such governmental entity, this Agreement shall be void and the Deposit shall be returned to the Purchaser within 15 days of the settlement thereunder; provided, however, that in the event of any such settlement, Seller shall pay to Agent the commission provided for herein. The Seller shall keep purchaser and Agent apprised of all negotiation, correspondence, contracts and other developments with respect to the negotiations with the Tenants and/or such governmental entity under the applicable law.

    14. RISK OF LOSS. Seller assumes the risk of loss or damage to the Property by fire or other casualty until the executed deed of conveyance is delivered to Purchaser or is recorded for him by the title company making the settlement.

    15. LOCAL VIOLATIONS; CONDITION AND OPERATION OF PROPERTY. All written notices of violations of statutes, municipal order or regulations issued by any department of the jurisdiction in which the Property is situated, or prosecutions in any of the courts of the jurisdiction in which the Property is situated on account thereof, against or affecting the Property that have been received by Seller as of the Date of Agreement shall be complied with by the Seller and the Property conveyed free thereof, Seller sates that, tot he best of his knowledge, all such notices and prosecutions are as set forth in the Addenda hereto. Purchaser agrees that, except as expressly provided herein, Seller has made no representation, warranty or other statement as to the physical condition, operation or any other matter or thing affecting the Property. Purchaser has inspected the Property, is fully familiar with the condition thereof, and Purchaser agrees to take the Property AS IS as of the Date of Agreement. Seller shall: (a) deliver the Property in substantially the same physical condition as of the Date of Agreement; (b) not defer normal maintenance of the Property during the period from the Date of Agreement to the date of settlement; and (c) not enter into, modify or terminate any maintenance or service contracts relating to the Property prior to the date of settlement without the prior written consent of Purchaser.

    16. CHOICE OF LAW; REFERENCES TO DISTRICT OF COLUMBIA. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto shall be governed by and construed in accordance with the laws of the jurisdiction in which the Property is located (but excluding the choice of law rules thereof) (the "applicable law"). If the Property involved in this Agreement is located in a jurisdiction other than the District of Columbia, wherever any reference is made to the District or any official thereof, the name of the jurisdiction in which the Property is located and the proper official thereof is substituted automatically.

    17. AGENT. Seller recognizes Hanes Realty, Inc. (the "Agent) as agent negotiating this Agreement and agrees to pay to agent a commission for services rendered amounting to 6% of the gross Purchase Price set forth herein. The amount of commission, as aforesaid, is hereby assigned to the Agent by Seller out of the proceeds of sale and the Deposit. The party through or by whom settlement hereof is made is hereby irrevocably authorized and directed to make deduction of the aforesaid commission from the proceeds of sale and to make payment thereof to said Agent after the proper credit for the Deposit, if any, retained by Agent, under and by virtue of the terms hereof. However, should settlement fail to occur within the time herein set forth, Agent shall nonetheless be entitled to receive the commission herein provided.

    18. GENERAL MASTER PLANS; SEWAGE DISPOSAL; SUBDIVISION PLAT. IF THE PROPERTY IS LOCATED IN MONTGOMERY COUNTY, MARYLAND, EXECUTE AND APPEND ADDENDUM ENTITLED "GENERAL MASTER PLANS; SEWAGE DISPOSAL; SUBDIVISION PLAT."

    19. D.C. SOIL DISCLOSURE REQUIREMENTS. (This clause is inapplicable and of no further effect if Property is not located in the District of Columbia.) The characteristics of the soil on the Property as described by the Soil Conservation Service of the United States of Agriculture in the Soil Survey of the District of Columbia published in 1976 and as shown on the Soil Maps of the District of Columbia is DNA. For further information, the Purchaser can contact a soil testing laboratory, the District of Columbia Department of Environmental Services, or the Soil Conservation Service of the Department of Agriculture.

    20. TIME OF ESSENCE. The Purchaser and Seller agree that time is of the essence of this Agreement.

    21. ACCEPTANCE DATE OF AGREEMENT. This Agreement must be ratified and accepted by the Seller and spouse (if Seller is married), within five days from the date set forth under the title hereof (Date of Offer), in order to be effectual and binding; otherwise the obligation of the Purchaser hereunder shall cease and terminate and the Deposit shall be refunded. The Date of this Agreement ("Date of Agreement") shall be the date on which this Agreement is ratified and accepted as aforesaid.

    22. BINDING EFFECT; ENTIRE AGREEMENT. Purchaser and Seller mutually agree that this Agreement shall be binding upon them, and their respective heirs, executors, administrators, successors and assigns; that the provisions hereof shall survive the execution and delivery of the deed aforesaid and shall not be merged therein; that this Agreement contains the final and entire Agreement between the parties hereto, and that they shall not be bound by any terms, conditions, statements, warranties, or representations, oral or written, express or implied, not herein contained.

    23. ASSIGNMENT. This Agreement may be assigned by either party hereto without the consent of the other party hereto, unless paragraph 3(b) or (c) (Deeds of Trust) is applicable, in which event, this Agreement shall not be assigned without the prior written consent of Seller.

    24. GRANTEE. The Property is to be conveyed in the names(s) to be designated in writing by Purchaser prior to settlement.

    25. NO REPRESENTATIONS. THE AGENT ASSUMES NO RESPONSIBILITY FOR THE CONDITION OF THE PROPERTY NOR FOR THE PERFORMANCE OF THIS AGREEMENT BY ANY OR ALL PARTIES HERETO PURCHASER, HEREBY WARRANTS AND REPRESENTS UNTO SELLER AND THE REAL ESTATE BROKERS HEREIN (INCLUDING AGENT) THAT NO AGENT, SERVANT OR EMPLOYEE OR SAID REAL ESTATE BROKERS HAS MADE ANY STATEMENT, REPRESENTATION OR WARRANTY, ORAL OR WRITTEN, EXPRESS OR IMPLIED, TO PURCHASER REGARDING THE CONDITION OF THE PROPERTY OF ANY PART THEREOF UPON WHICH PURCHASE HAS RELIED AND WHICH IS NOT EXPRESSLY SET FORTH IN THIS AGREEMENT.

    26. ADDITIONAL PROVISION. Special provisions in the attached Addendum, bearing the signatures of all parties hereto, and all plats and surveys attached hereto, are incorporated herein and made a part hereof. Addendum attached:
 XX  yes     no; Plat attached     yes  XX  no; Survey attached:    yes
----     ----                  ----    ----                     ----
 XX  no.
----

    27. PRONOUNS. The words "Seller," "Purchaser," all pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or entity and the context may require.

    28. NOTICES. All notices required or permitted herein shall be in writing and effective as of the date on which such notice is mailed in any United States Post Office, by certified or registered mail, postage prepaid, or hand-delivered to Seller, the Agent or Purchaser (as shall be applicable) at the addresses designated herein, or to such other addresses as the parties may designate in writing from time to time.

    We, the undersigned, hereby ratify, accept and agree to the above and acknowledge it to be our Agreement.

THIS IS A LEGALLY BINDING AGREEMENT , PURCHASER AND SELLER SHOULD SEEK COMPETENT LEGAL ADVICE BEFORE SIGNING.

/s/ M. Rothblatt for                                          /s/ Judith Danish, Managing Partner
--------------------------------------------                  -------------------------------------
Purchaser                                                     Seller

United Therapeutics Corp.                                     for 1106 Spring Street Associates
--------------------------------------------                  -------------------------------------
Purchaser                                                     Seller



                                                              DATE OF RATIFICATION AND ACCEPTANCE
                                                              (DATE OF AGREEMENT)

         7/30/                      , 1999                    9:40 P.M.      8/4/ 1999
------------------------------------------                    ------------------------------------------------

Address of Purchaser:                                         Address of Seller:

United Therapeutics                                           4932 Cloister Drive
------------------------------------------                    ------------------------------------------------
1110 Spring Street                                            Rockville, MD  20852
------------------------------------------                    ------------------------------------------------
Silver Spring, MD  20910
------------------------------------------

Telephone:                                                    Telephone:
     Residence    301-254-2462                                          Residence       301-530-9559
                  ----------------                                                ------------------------
     Office       301-608-9292                                          Office          NA
                  ----------------                                                ------------------------

Agent hereby acknowledges receipt of the Deposit and agrees to hold same pursuant to the terms of this Agreement

AGENT:            Hanes Realty, Inc.
     By
                  -------------------------------
     Title        President/Broker                 (Officer must sign)
                  -------------------------------
     Address:     519 Kennedy Street N.W.
                  -------------------------------
                  Washington, DC  20011
                  -------------------------------
     Telephone:   202-882-6800
                  -------------------------------

                                    ADDENDUM

                              Additional Provisions

Addendum to contract dated July 27, 1999 between UNITED THERAPEUTICS CORP., Purchaser and 1106 SPRING STREET ASSOCIATES, Seller

1.    Re: personal property -

     a. all cleaning equipment (i.e. carts, supplies, electric buffers, etc.) are the property of the cleaning company

     b. all equipment, both medical and office, in the Suite 301, currently occupied by Dr. Louis Butler, is the property of 1106 Spring Street Associates.

2. All existing service contracts (i.e. trash, elevator maintenance, cleaning) can be assigned or cancelled at the direction of the Purchaser.

3. The management company, Hanes Realty, Inc., will work with the Purchaser in the orderly transfer of all documents and information pertaining to the building.

4.    Existing Tenancy:

Suite #           Tenant                             Lease Expires     Monthly Rent
---------------------------------------------------------------------------------------
#1                Community Radiology                6/3/00            $ 800.00
#2                Dr. Bernadette Soong               2/28/00             749.00
#3                Dr. Mofikpara Wright               4/30/02             641.50*
#4/5              Dr. Howard Martin                  4/30/02           1,316.00
#10               Levels of Elevation                9/30/03             845.00
#20               Glick Opticians                    5/31/00           1,800.00
#101              Community Radiology                6/30/00           3,200.00
#200              Dr. Crystal McGinty                2/28/02           2,811.62
#205              Affinity Physical Ther.            12/14/01          2,123.00
#301              Dr. Louis Butler                   m/t/m             1,216.00
#303              Dr. Stuart Dulin                   4/30/02           1,316.00
#305              Dr. Jonathan Lyons                 5/31/01           3,200.00

5.   The Sellers are to pay the following settlement charges:
     State Recordation Tax..................$ 6,776.00
     Loan Origination fee 2 pts.............$23,100.00
     State Transfer Tax.....................$ 7,700.00
     County Transfer Tax....................$15,400.00
                                            ----------
                                            $52,976.00

     Broker's Commission and Seller's legal fees

Purchaser:                                                    Seller:

                                                              1106 Spring Street Associates
By:      /s/ M. Rothblatt                   By:      /s/ Judith Danish, Managing Partner
         ---------------------------                 -----------------------------------

Date:    7/30/99                            Date:    8/4/99     9:40 pm
         ---------------------------                 ------------------